UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2017

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

800 Bering Drive, Suite 260

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Summer Energy Holdings, Inc. (the “Company”) was held at the Company’s headquarters at 800 Bering Drive, Suite 260, Houston, Texas 77057, at 8:00 a.m. Central Standard Time on Monday, June 19, 2017 (the “2017 Annual Meeting”).

At the 2017 Annual Meeting, the Company’s stockholders voted on three proposals:  (i) the election of two Class II directors, each to serve until the Company’s 2020 annual meeting of stockholders; (ii) the approval, by non-binding vote, of executive compensation; and (iii) the ratification of the appointment of LBB & Associates Ltd., LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2017.  Only stockholders of record as of April 24, 2017 were entitled to notice of and to vote at the 2017 Annual Meeting.

(1) Election of Directors. A total of two Class II candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  The election was uncontested for all Nominees and, therefore, all were elected to serve as Class II directors of the Company until the Company’s 2020 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tom D. O’Leary	13,466,757	0	295,821
James Stapleton	13,466,757	0	295,821

(2) Advisory Approval Of The Company’s Executive Compensation. At the 2017 Annual Meeting the Company’s stockholders also voted on a proposal for an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining:

Votes For	Votes Against	Abstentions
13,466,757	0	0

(3) Ratification of Independent Registered Public Accountants. At the 2017 Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of LBB & Associates Ltd., LLP as the Company’s registered public accountants. The ratification of LBB & Associates Ltd., LLP was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of LBB & Associates Ltd., LLP as the Company’s independent auditors.

Votes For	Votes Against	Abstentions
13,762,578	0	0

The Company’s Proxy Statement for the 2017 Annual Meeting was filed with the Securities and Exchange Commission on April 28, 2017, and amended on May 9, 2017, and provides more information about these proposals and the vote required for approval of each of them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 2017

SUMMER ENERGY HOLDINGS, INC.

By: /s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer